EXHIBIT 10.51

AMENDMENT NO. 1 TO THE AIRCRAFT TIME SHARING AGREEMENT

This Amendment No. 1 (“Amendment”) amends the Aircraft Time Sharing Agreement (the “Agreement”) dated November 7, 2012, by and between Visa Inc., a Delaware corporation (the “Company”), and Charles W. Scharf (the “Executive”). This Amendment will take effect on December 13, 2013 (the “Effective Date”). Capitalized terms used herein will have the meanings as defined in the Agreement unless otherwise defined in this Amendment.
In consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Agreement, the Executive, Company and Visa U.S.A. Inc., a wholly-owned subsidiary of Company (the “Subsidiary”), agree as follows:

1.
All references to the owner and/or operator of the Aircraft throughout the Agreement shall be deemed to be revised to reflect that the Subsidiary is the owner and/or operator and Company hereby assigns and Subsidiary hereby assumes all obligations and covenants associated with owning and/or operating the Aircraft pursuant to the Agreement;

2.	Section 15 shall be amended by substituting the 3rd paragraph with the following:

“If to Executive:    Charles W.  Scharf
c/o Executive Assistant to CEO
Visa Inc.
900 Metro Center Blvd.
Foster City, California 94404”;

3.	Schedule A to the Agreement shall be deleted in its entirety and replaced with the updated Schedule A attached to this Amendment; and

4.	Except as expressly provided in this Amendment, all of the terms and conditions of the Agreement shall remain in force and shall apply to this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Effective Date.
Visa Inc.                            Charles W. Scharf

By:      /s/ Byron Pollitt .            /s/ Charles W. Scharf .
Name: Byron Pollitt
Title: Chief Financial Officer
Visa U.S.A. Inc.
By:    /s/ Byron Pollitt .
Name: Byron Pollitt
Title: Chief Financial Officer

SCHEDULE A

Type of Aircraft	U.S. Registration Number	Manufacturer Serial Number
GULFSTREAM GV-SP (550)	N107VS	5043
FALCON2000EX (also known as FALCON2000LX)	N300FS	182

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